                                   [GRAPHIC]

Front cover art
                              Semi-Annual Report

                               February 28, 2001

                              Managed Municipals
                               Portfolio II Inc.

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                                    [LOGO]

                              Managed Municipals
                               Portfolio II Inc.



Dear Shareholder:
   We are pleased to provide the semi-annual report for the Managed Municipals Portfolio II Inc. ("Fund") for the period ended February 28, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.
   During the period, the Fund distributed income dividends totaling $0.30 per share. The table below shows the Fund's annualized distribution rate and six-month total return based on the Fund's February 28, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./1/

                                  Annualized         Six-Month
              Price Per Share Distribution Rate/2/ Total Return/2/
              ---------------  ------------------   -------------
               $11.72 (NAV)         5.12%              4.88%
               $10.63 (NYSE)        5.64%             10.18%

-----
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand of the Fund's shares.
2 Total returns are based on changes in net asset value ("NAV") or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.05 for 12 months. This rate is as of March 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors, including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

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

   The Fund had a total return of 4.88% based on NAV for the six months ended February 28, 2001. In comparison, the Fund's Lipper Inc. ("Lipper")/3/ peer group returned 4.02% based on NAV for the same period.

   We are proud to report that our director, Charles Barber, was named Fund Trustee of the Year in March 2001 by Fund Directions, a publication of Institutional Investor, Inc. According to the article, Mr. Barber received this honor for his "tireless efforts as a vigilant representative of shareholder interests."

Special Shareholder Notice

   We are pleased to report that our effort to reduce the Fund's shares discount to NAV has continued. We believe that the share repurchase program, that started on June 21, 1999, is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Fund's shareholders. The Fund intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

   The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program through February 28, 2001, the Fund has repurchased and retired 1,027,300 shares with an average buyback price of $9.439. As of February 28, 2001, the share repurchase program has increased the Fund's shares' NAV by over $0.1598 and increased the Fund's shares' total return by approximately 1.53% when measured by NAV.

Market Review

   During the period, the bond market performed relatively well. We have observed periods of rallies in anticipation of further easing of monetary policy by the Federal Reserve Board ("Fed"). In the near term, we expect the Fed to continue to ease short-term interest rates. Specifically, we think the bond market should head higher between now and the middle of the year.

   The Fed reduced short-term interest rates twice so far in 2001 in an effort to boost economic activity, lowering interest rates on January 3 and January 31, 2001 by 50 basis points/4/ each time. While the lowering of interest
-----
3 Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period as of February 28, 2001, calculated among 12 funds in the closed-end General and Insured Municipal Fund (unleveraged) category with reinvestment of dividends and capital gains excluding sales charges.
4 A basis point is 0.01% or one one-hundredth of a percent.

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                                       2
rates by the Fed did not come as a big surprise in light of recent market conditions, the magnitude of the interest rate cuts was somewhat unanticipated. The last time the Fed reduced the federal funds rate ("fed funds rate")/5/ target by a full 50 basis points in one single stroke was July 1992, the first year of economic recovery after the 1990 to 1991 recession.

   In our view, a 100 basis point reduction in interest rates is not massive when compared to past interest rate shifts. But we think it's worth noting that this was the largest interest rate adjustment in one calendar month since Fed Chairman Alan Greenspan took the helm of the central bank in 1987. Prior to this past month, the largest amount that Greenspan had adjusted rates within a single month was 75 basis points. So it is clear to us the speed of this interest rate cut has been unprecedented in the otherwise incrementalist Fed under the direction of Alan Greenspan. In our view, the door is still open for further interest rate cuts to spur U.S. economic growth. In fact, we expect further interest rate cuts at the next Federal Open Market Committee ("FOMC")/6/ meeting in March 2001./7/

   Greenspan has warned that U.S. economic growth has slowed substantially and downside risks may predominate in the coming months. But Greenspan was also quick to point out signs that the U.S. economy may emerge quickly from the slowdown. Greenspan recently released new Fed projections that U.S. annual Gross Domestic Product ("GDP")/8/ growth would slow to about 2% to 2.5% this year, forecasting a substantial slowdown for 2001. These statistics are well below the Fed's forecasts last July of as much as a 3.75% annual advance in GDP.

   We think the U.S. economic slowdown has triggered inventory imbalances by businesses and has somewhat diminished consumer confidence. Following the recent Fed easing, the immediate reaction in the stock market was certainly favorable, but the reaction in the bond market was notably less euphoric. We
-----
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
6 The FOMC is a policy-making body of the Federal Reserve System, the U.S.
  Central Bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
7 On March 20, 2001, after this letter was written, the Fed cut interest rates by one-half percentage point.
8 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments, and net exports of goods and services.

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

think the reason may be that bond investors had been anticipating a Fed interest rate action sooner or later and bond prices had been rallying for several weeks. When the Fed actually reduced the fed funds rate target, investors were ready for profit taking.

Investment Strategy

   The Fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of principal./9/ The Fund invests primarily in long-term investment-grade/10/ municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities.

   The Fund's investment strategy going forward will be three-fold:

    . We see value at the long end of the yield curve/11/ and are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

    .  We are focusing on investing in high-grade issues; and

    . We are investing in discount paper because this is where we believe we can obtain the best value.

   As of February 28, 2001, 89.6% of the Fund's holdings were rated investment grade, with 40.2% of the Fund invested in AAA bonds, the highest possible rating. The top three sectors the Fund was invested in as of February 28, 2001 were transportation (17.6%), hospitals (14.1%) and general obligations (12.6%).

Market Outlook

   We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential election, we think we have gained a much clearer insight into the political environment that confronts the bond market. In general, it is relatively benign compared to prior years. In the near term, we think the bond market will be influenced by two factors: further Fed actions and President Bush's tax package, the latter of which should be making its way through Congress by April or May 2001.
-----
 9 Please note that a portion of the Fund's income may be subject to the
   Alternative Minimum Tax ("AMT").
10 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
   Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.
11 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

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   While debates on "hard" versus "soft landings" may continue, the consensus is that the U.S. economy has slowed considerably and may continue to do so until the Fed's monetary easing takes hold. The general rule for many investment professionals is approximately a 12-month lag from the time the Fed eases until we see substantial economic improvement. In our opinion, with the possibility of a Fed bias towards easing and lower interest rates for the next several months, we are bullish on municipal bonds in the near-term.

Sincerely,

/s/ Heath B. McLendon
                                   /s/ Joseph P. Deane
Heath B. McLendon
                                  Joseph P. Deane
Chairman
                                  Vice President and
                                  Investment Officer


March 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2001 and is subject to change.










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                                       5

 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary
 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears beginning on page 25. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


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                                       6

                            Schedule of Investments
                         February 28, 2001 (unaudited)

   Face
  Amount    Rating(a)                   Security                     Value

-----------------------------------------------------------------------------
Alaska -- 2.6%
$ 2,895,000 A-        Alaska Industrial Development & Export
                       Authority Revolving Fund, Series A,
                       6.500% due 4/1/14 (b)                       $3,003,505
    100,000 VMIG 1*   Valdez, AK Marine Terminal Revenue,
                       Exxon Pipeline Co., (Project 93), Series A,
                       3.450% due 12/1/33 (c)                         100,000
-----------------------------------------------------------------------------
                                                                    3,103,505
-----------------------------------------------------------------------------
California -- 3.8%
  2,500,000 Ba1*      California Educational Facilities Authority
                       Revenue, (Pooled College & University
                       Projects), Series A, 5.625% due 7/1/23       2,409,375
  2,000,000 A2*       California Health Facilities, Cedar Sinai
                       Medical Center, Series A,
                       6.250% due 12/1/34                           2,130,000
-----------------------------------------------------------------------------
                                                                    4,539,375
-----------------------------------------------------------------------------
Colorado -- 20.0%
  1,000,000 AAA       Arapahoe County, CO Capital Improvement
                       Trust Fund, E-470 Public Highway
                       Authority Revenue, (Pre-Refunded --
                       Escrowed with U.S. government
                       securities to 8/31/05 Call @ 103),
                       7.000% due 8/31/26                           1,157,500
  1,000,000 A-        Aspen, CO Sales Tax Revenue, Series A,
                       5.400% due 11/1/19                           1,005,000
                      Colorado Health Facilities Authority Revenue:
  1,000,000 AA-         Series A, 5.000% due 12/1/28                  928,750
  1,000,000 A           Series B, Remarketed 7/8/98,
                         5.350% due 8/1/15                            986,250
  4,000,000 BBB+      Colorado Springs, CO Airport Revenue,
                       Series A, 7.000% due 1/1/22 (b)              4,145,000
 30,000,000 Aaa*      Dawson Ridge, CO Metropolitan District
                       No. 1, Series A, (Escrowed to maturity
                       with REFCO Strips), zero coupon bond
                       to yield 5.213% due 10/1/22                  7,500,000
                      Denver, CO City & County:
                        Airport Revenue, Series C:
  3,465,000 A             6.125% due 1/15/25 (b)                    3,854,813
  2,785,000 A             Partially escrowed to maturity with
                           U.S. government securities,
                           6.125% due 11/15/25 (b)(d)               3,098,313

See Notes to
Financial Statements.

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


                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)


     Face
    Amount    Rating(a)                  Security                     Value

  ----------------------------------------------------------------------------
  Colorado -- 20.0% (continued)
  $ 1,000,000 AAA         COP, Series B, AMBAC-Insured,
                           5.500% due 12/1/25 (b)                  $ 1,026,250
  ----------------------------------------------------------------------------
                                                                    23,701,876
  ----------------------------------------------------------------------------
  Florida -- 9.0%
    2,000,000 AAA       Florida State Board of Education,
                         Capital Outlay, Series B, FSA-Insured,
                         5.000% due 6/1/24                           1,940,000
    3,000,000 Aaa*      Hillsborough County, FL School Board,
                         COP, Series A, 5.000% due 7/1/25            2,917,500
    1,500,000 BBB-      Martin County, FL IDA, (Indiantown
                         Cogeneration Project), Series A,
                         7.875% due 12/15/25 (b)                     1,567,500
    4,000,000 NR        Tampa, FL Revenue, (Florida Aquarium
                         Inc. Project), (Pre-Refunded -- Escrowed
                         with U.S. government securities to 5/1/02
                         Call @102), 7.750% due 5/1/27 (d)           4,265,000
  ----------------------------------------------------------------------------
                                                                    10,690,000
  ----------------------------------------------------------------------------
  Georgia -- 3.9%
    2,500,000 AAA       Augusta, GA Water & Sewer Revenue,
                         FSA-Insured, 5.250% due 10/1/26             2,528,125
    1,000,000 A3*       Private Colleges & Universities Authority
                         Revenue, (Mercer University Project),
                         Series A, 5.375% due 10/1/29                  986,250
    1,000,000 BBB-      Savannah, GA EDA Revenue, (College of
                         Art & Design Inc. Project), Series A,
                         6.900% due 10/1/29                          1,047,500
  ----------------------------------------------------------------------------
                                                                     4,561,875
  ----------------------------------------------------------------------------
  Hawaii -- 1.7%
    2,000,000 A         Hawaii State Department of Budget &
                         Finance, Special Purpose Revenue,
                         Kaiser Permanente, Series A,
                         5.100% due 3/1/14                           1,952,500
  ----------------------------------------------------------------------------
  Illinois -- 2.1%
    1,400,000 AAA       Chicago, IL Skyway Toll Bridge Revenue,
                         AMBAC-Insured, 5.500% due 1/1/31            1,422,750
    1,000,000 Aaa*      Illinois HFA, Memorial Health System,
                         MBIA-Insured, 5.250% due 10/1/18            1,002,500
  ----------------------------------------------------------------------------
                                                                     2,425,250
  ----------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                       8

                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)


    Face
   Amount    Rating(a)                  Security                      Value

 ------------------------------------------------------------------------------
 Iowa -- 1.3%
 $ 1,500,000 AA-       Dawson, IA IDR, (Cargill Inc. Project),
                        6.500% due 7/15/12                           $1,563,750
 ------------------------------------------------------------------------------
 Maryland -- 0.3%
   4,000,000 NR        Maryland State Energy Financing
                        Administration, Solid Waste Disposal
                        Revenue, (Hagerstown Recycling Project),
                        9.000% due 10/15/16 (b)(e)                      360,000
 ------------------------------------------------------------------------------
 Massachusetts -- 2.5%
   1,000,000 AA+       Massachusetts Bay Transportation
                        Authority, Sale Taxes Revenue, Series A,
                        5.500% due 7/1/30                             1,020,000
   1,000,000 Aaa*      Massachusetts State College Building
                        Authority Revenue, Series 1, MBIA-Insured,
                        5.375% due 5/1/39                             1,008,750
   1,000,000 AAA       Massachusetts State Health & Educational
                        Facilities Authority Revenue, Northeastern
                        University, Series I, MBIA-Insured,
                        5.000% due 10/1/29                              955,000
 ------------------------------------------------------------------------------
                                                                      2,983,750
 ------------------------------------------------------------------------------
 Michigan -- 7.9%
   1,000,000 AAA       Anchor Bay, MI School District, GO,
                        Q-SBLF-Insured, 5.000% due 5/1/29               965,000
   2,000,000 AAA       East Lansing, MI School District,
                        School Building & Site, Q-SBLF-Insured,
                        5.625% due 5/1/30                             2,077,500
   1,000,000 Aaa*      Howell, MI Public Schools, GO,
                        Q-SBLF-Insured, 5.250% due 5/1/22             1,007,500
   2,000,000 AAA       Michigan State COP, AMBAC-Insured,
                        5.500% due 6/1/27                             2,042,500
   4,000,000 NR        Michigan State Strategic Fund Resource
                        Recovery, Limited Obligation Revenue,
                        Central Wayne Energy Recovery L.P.,
                        Series A, 7.000% due 7/1/27 (b)               3,240,000
 ------------------------------------------------------------------------------
                                                                      9,332,500
 ------------------------------------------------------------------------------
 Minnesota -- 0.8%
   1,000,000 AAA       Minneapolis & St. Paul, MN Community
                        Airport Revenue, Series A, FGIC-Insured,
                        5.125% due 1/1/25                               988,750
 ------------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                       9

                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)


   Face
  Amount    Rating(a)                   Security                         Value

---------------------------------------------------------------------------------
 Montana -- 1.7%
$ 2,000,000 NR        Montana State Board of Investment,
                       Resource Recovery Revenue,
                       (Yellowstone Energy L.P. Project),
                       7.000% due 12/31/19 (b)                        $ 1,970,000
---------------------------------------------------------------------------------
 Nevada -- 4.1%
  4,650,000 Baa2*     Clark County, NV IDR, Southwest Gas
                       Corp., Series B, 7.500% due 9/1/32 (b)           4,836,000
---------------------------------------------------------------------------------
 New Jersey -- 2.6%
  3,000,000 A+        New Jersey Health Care Facilities Finance
                       Authority Revenue, Robert Wood
                       Johnson University Hospital,
                       5.700% due 7/1/20                                3,052,500
---------------------------------------------------------------------------------
 New Mexico -- 0.9%
  1,085,000 AAA       New Mexico Mortgage Financing Authority,
                       Single-Family Mortgages, Series D-3,
                       5.625% due 9/1/28                                1,103,988
---------------------------------------------------------------------------------
 New York -- 11.3%
  2,000,000 AAA       Nassau Health Care Corp., New York
                       Health System Revenue, Nassau County
                       Guaranteed, FSA-Insured, Series A,
                       5.500% due 8/1/19                                2,057,500
  3,000,000 AA        New York City Municipal Water Finance
                       Authority, Water & Sewer System Revenue,
                       5.500% due 6/15/33                               3,071,250
  2,000,000 AA+       New York, NY Transitional Finance
                       Authority Revenue, Future Tax Secured,
                       Series C, 5.500% due 11/1/29                     2,047,500
                      New York State Dormitory Authority
                       Revenue:
  1,150,000 AAA           St. John's University, MBIA-Insured,
                           5.250% due 7/1/25                            1,151,438
  2,000,000 AAA           State University, Series B, FSA-Insured,
                           5.500% due 5/15/30                           2,055,000
  3,000,000 AAA       New York State Thruway Authority,
                       Highway & Bridge Transportation Fund,
                       FGIC-Insured, Series A, 5.000% due 4/1/18        2,973,750
---------------------------------------------------------------------------------
                                                                       13,356,438
---------------------------------------------------------------------------------
 North Carolina -- 1.3%
  1,500,000 A3*       Coastal Regional Solid Waste Management
                       Disposal Authority, Solid Waste Disposal
                       Revenue, 6.500% due 6/1/08                       1,584,375
---------------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      10

                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)


    Face
   Amount    Rating(a)                  Security                      Value

 ------------------------------------------------------------------------------
 Ohio -- 3.9%
 $ 1,000,000 AAA       Cuyahoga County, OH Hospital Revenue,
                        AMBAC-Insured, 5.500% due 1/15/30           $ 1,018,750
   1,990,000 AAA       Lucas County, OH Hospital Revenue,
                        Promedia Healthcare Obligation Group,
                        AMBAC-Insured, 5.375% due 11/15/29            2,007,413
   1,500,000 A3*       Steubenville, OH Hospital Revenue,
                        Trinity Healthcare Obligation Group,
                        6.375% due 10/1/20                            1,537,500
 ------------------------------------------------------------------------------
                                                                      4,563,663
 ------------------------------------------------------------------------------
 South Carolina -- 1.9%
   2,120,000 A3*       Myrtle Beach, SC COP, (Myrtle Beach
                        Convention Center Project),
                        6.875% due 7/1/07                             2,252,500
 ------------------------------------------------------------------------------
 Texas -- 9.2%
   1,000,000 Aaa*      Azle, TX ISD, PSFG, Series C,
                        5.000% due 2/15/22                              961,250
   2,000,000 Baa1*     Brazos River Authority, PCR,
                        Utility Electric Co., Series C,
                        5.550% due 6/1/30 (b)                         1,830,000
     435,000 AAA       Burleson, TX ISD, GO, PSFG,
                        6.750% due 8/1/24                               468,710
                       Dallas-Fort Worth, TX International Airport
                        Facilities Revenue, American Airlines:
   4,000,000 Baa1*         6.375% due 5/1/35 (b)                      4,005,000
   1,400,000 Baa1*         Series A, 5.950% due 5/1/29 (b)            1,428,000
   1,000,000 Baa1*         Series B, 6.050% due 5/1/29 (b)            1,027,500
   1,120,000 AAA       West Texas Municipal Power Agency
                        Revenue, MBIA-Insured,
                        5.000% due 2/15/18                            1,103,200
 ------------------------------------------------------------------------------
                                                                     10,823,660
 ------------------------------------------------------------------------------
 Virgin Islands -- 0.8%
   1,000,000 BBB-      Virgin Islands Public Finance Authority
                        Revenue, Sr. Lien, Series A,
                        5.500% due 10/1/22                              960,000
 ------------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      11

                            Schedule of Investments
                   February 28, 2001 (unaudited) (continued)

   Face
  Amount    Rating(a)                 Security                        Value

-------------------------------------------------------------------------------
 Virginia -- 2.6%
                       Virginia State Housing Development Authority:
                        Commonwealth Mortgage Revenue:
$ 1,245,000 AA+           Series D, Sub. Series D-3, Remarketed
                           5/30/96, 5.700% due 7/1/09              $  1,315,030
    715,000 AA+           Series F, Sub. Series F-1, Remarketed
                           9/12/95, 6.400% due 7/1/17                   738,238
    925,000 AA+         Multi-Family Housing Revenue, Series K,
                         5.900% due 11/1/11                             981,656
-------------------------------------------------------------------------------
                                                                      3,034,924
-------------------------------------------------------------------------------
 Wisconsin -- 3.8%
                      Wisconsin Housing EDA, Series A:
  2,000,000 AA          Home Ownership Revenue,
                         6.450% due 3/1/17                            2,092,500
  1,370,000 AA          Housing Revenue, 5.650% due 11/1/23           1,388,838
  1,000,000 AAA       Wisconsin State Health & Educational
                       Facilities Authority Revenue, (Medical
                       College of Wisconsin Project),
                       MBIA-Insured, 5.400% due 12/1/16               1,025,000
-------------------------------------------------------------------------------
                                                                      4,506,338
-------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $117,214,648**)                     $118,247,517

-------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investor's Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(e) Security in default.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 14 and 15 for definitions of ratings and certain security descriptions.

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
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                                      12

                  Summary of Investments by Combined Ratings
                         February 28, 2001 (unaudited)
















                                                         Percent of
         Moody's     and/or     Standard & Poor's     Total Investments


           Aaa                         AAA                        40.2%
           Aa                          AA                         10.3
            A                           A                         21.5
           Baa                         BBB                        17.6
           Ba                          BB                          2.0
         VMIG 1                       SP-1                         0.1
           NR                          NR                          8.3
                                                      ----------------
                                                                 100.0%
                                                      ================


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                                                       ------------------------
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                                      13

                                 Bond Ratings
                                  (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay
       interest and repay principal although they are
       somewhat more susceptible to the adverse effects of
       changes in circumstances and economic conditions
       than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
       Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment
       attributes and are to be considered as upper medium
       grade obligations. Factors giving security to
       principal and interest are considered adequate but
       elements may be present which suggest a
       susceptibility to impairment some time in the
       future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR  -- Indicates that the bond is not rated by Standard &
       Poor's or Moody's.

------------------------
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                                      14

                          Short-Term Security Ratings
                                  (unaudited)


SP-1-- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-2 -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG-1- Moody's highest rating for issues having a demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.


                             Security Descriptions
                                  (unaudited)

ABAG   --Association of Bay Area
         Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
         Company
CHFCLI --California Health Facility
         Construction Loan Insurance
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
FAIRS  --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation
HDC    --Housing Development
         Corporation

HFA    --Housing Finance Authority
IDA    --Industrial DevelopmentAuthority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
IFA    --Industrial Finance Agency
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MVRICS --Municipal Variable Rate Inverse
         Coupon Security
PCR    --Pollution Control Revenue
PSFG   --Permanent School Fund
         Guaranty
Q-SBLF --Qualified School Bond Loan
         Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt
         Securities
SYCC   --Structured Yield Curve
         Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation
         Notes
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday
         Demand

------------------------
                                                       ------------------------
                                    [LOGO]

                      Statement of Assets and Liabilities
                                  (unaudited)



                                                                February 28, 2001

---------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $117,214,648)                      $118,247,517
  Interest receivable                                                  1,891,612
  Receivable from securities sold                                        886,511
---------------------------------------------------------------------------------
  Total Assets                                                       121,025,640
---------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                       966,220
  Dividends payable                                                      158,357
  Investment advisory fee payable                                         55,991
  Payable to bank                                                         43,915
  Administration fee payable                                              18,698
  Accrued expenses                                                       148,485
---------------------------------------------------------------------------------
  Total Liabilities                                                    1,391,666
---------------------------------------------------------------------------------
Total Net Assets                                                    $119,633,974
---------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                       $     10,207
  Capital paid in excess of par value                                124,518,857
  Overdistributed net investment income                                  (18,470)
  Accumulated net realized loss from security transactions            (5,909,489)
  Net unrealized appreciation of investments                           1,032,869
---------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.72 a share on 10,207,406 shares of $0.001
  par value outstanding; 500,000,000 shares authorized)             $119,633,974
---------------------------------------------------------------------------------


See Notes to
Financial Statements.

------------------------
                                                       ------------------------
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                                      16

                            Statement of Operations
                                  (unaudited)


                                                            Six Months Ended
                                                           February 28, 2001

   -------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                   $ 3,545,065
   -------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fee (Note 3)                               411,748
     Administration fee (Note 3)                                    117,642
     Shareholder communications                                      50,017
     Audit and legal                                                 19,194
     Directors' fees                                                 14,184
     Registration fees                                               12,500
     Shareholder and system servicing fees                           11,497
     Pricing service fees                                             4,237
     Custody                                                          2,635
     Other                                                            6,339
   -------------------------------------------------------------------------
     Total Expenses                                                 649,993
     Less: Investment advisory fee waiver (Note 3)                 (199,290)
   -------------------------------------------------------------------------
     Net Expenses                                                   450,703
   -------------------------------------------------------------------------
   Net Investment Income                                          3,094,362
   -------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 4):
     Realized Loss From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                       22,191,054
       Cost of securities sold                                   22,250,998
   -------------------------------------------------------------------------
     Net Realized Loss                                              (59,944)
   -------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)
     of Investments:
       Beginning of period                                       (1,115,113)
       End of period                                              1,032,869
   -------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                      2,147,982
   -------------------------------------------------------------------------
   Net Gain on Investments                                        2,088,038
   -------------------------------------------------------------------------
   Increase in Net Assets From Operations                       $ 5,182,400
   -------------------------------------------------------------------------


See Notes to
Financial Statements.

------------------------
                                                       ------------------------
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                                      17

                      Statements of Changes in Net Assets


                                            Six Months Ended
                                            February 28, 2001   Year Ended
                                               (unaudited)    August 31, 2000

 -----------------------------------------------------------------------------
 OPERATIONS:
   Net investment income                     $  3,094,362     $  6,209,710
   Net realized loss                              (59,944)        (314,264)
   Increase in net unrealized appreciation      2,147,982          807,292
 -----------------------------------------------------------------------------
   Increase in Net Assets From Operations       5,182,400        6,702,738
 -----------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 FROM (NOTE 2):
   Net investment income                       (3,070,861)      (6,345,549)
 -----------------------------------------------------------------------------
   Decrease in Net Assets From
    Distributions to Shareholders              (3,070,861)      (6,345,549)
 -----------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 7):
   Treasury stock acquired                       (493,309)      (8,955,152)
 -----------------------------------------------------------------------------
 Decrease in Net Assets From
  Fund Share Transactions                        (493,309)      (8,955,152)
 -----------------------------------------------------------------------------
 Increase (Decrease) in Net Assets                 1,618,230      (8,597,963)
 NET ASSETS:
   Beginning of period                        118,015,744      126,613,707
 -----------------------------------------------------------------------------
   End of period*                            $119,633,974     $118,015,744

 -----------------------------------------------------------------------------
 * Includes overdistributed net
    investment income of:                           $(18,470)       $(41,971)

 -----------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
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                                      18

                         Notes to Financial Statements
                                  (unaudited)


   1. Significant Accounting Policies

   Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   2. Exempt-Interest Dividends and Other Distributions

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

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                                      19

                         Notes to Financial Statements
                            (unaudited) (continued)


   3. Investment Advisory Agreement, Administration Agreement and Other Transactions

   SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the six months ended February 28, 2001, SSBC waived $199,290 of its investment advisory fee.

   SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

   4. Investments

   During the six months ended February 28, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases $21,577,905
---------------------
Sales      22,191,054
---------------------

   At February 28, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation $ 5,855,505
Gross unrealized depreciation  (4,822,636)
------------------------------------------
Net unrealized appreciation   $ 1,032,869
------------------------------------------

   5. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized


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                                      20

                         Notes to Financial Statements
                            (unaudited) (continued)


as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At February 28, 2001, the Fund held no futures contracts.

   6. Repurchase Agreements

   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   7. Capital Shares

   At February 28, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

   On July 27, 1999, the Fund commenced a share repurchase plan. Since inception of the share repurchase plan, the Fund has repurchased (and retired) 1,027,300 shares with a total cost of $9,717,023. During the six months ended February 28, 2001, the Fund repurchased (and retired) 48,900 shares with a total cost of $493,309.

   8. Capital Loss Carryforwards

   At August 31, 2000, the Fund had, for Federal income tax purposes, approximately $5,828,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                       Total      2007      2008

---------------------------------------------------
Carryforward Amounts $5,828,000 $973,000 $4,855,000
---------------------------------------------------

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                                      21

                             Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                              2001/(1)/   2000     1999      1998      1997     1996
--------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period             $11.51  $11.30   $12.48    $12.15    $11.98   $12.36
--------------------------------------------------------------------------------------
Income (Loss) From
 Operations:
  Net investment income/(2)/       0.30    0.59     0.56      0.55      0.63     0.66
  Net realized and
   unrealized gain (loss)          0.20    0.05    (1.02)     0.53      0.48    (0.21)
--------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                   0.50    0.64    (0.46)     1.08      1.11     0.45
--------------------------------------------------------------------------------------
Gains From Repurchase
 of Treasury Stock                 0.01    0.17       --        --        --       --
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.30)  (0.60)   (0.54)    (0.58)    (0.66)   (0.67)
  Net realized gains                 --      --    (0.18)    (0.17)    (0.28)   (0.16)
--------------------------------------------------------------------------------------
Total Distributions               (0.30)  (0.60)   (0.72)    (0.75)    (0.94)   (0.83)
--------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                          $11.72  $11.51   $11.30    $12.48    $12.15   $11.98
--------------------------------------------------------------------------------------
Total Return, Based
 on Market Value/(3)/           10.18%++   5.21%   (0.59)%   (1.31)%    7.75%    7.35%
--------------------------------------------------------------------------------------
Total Return, Based
 on Net Asset Value/(3)/         4.88%++   8.49%   (3.29)%    9.57%     9.86%    4.01%
--------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)          $120    $118     $127      $140      $137     $134
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                   0.77%+   0.90%    1.03%     1.10%     1.10%    1.09%
  Net investment income           5.26+    5.28     4.62      4.46      5.23     5.31
--------------------------------------------------------------------------------------
Portfolio Turnover Rate              18%     37%      27%       66%       97%      63%
--------------------------------------------------------------------------------------
Market Value, End of Period     $10.630  $9.938  $10.063   $10.813   $11.688  $11.750
--------------------------------------------------------------------------------------

(1) For the six months ended February 28, 2001 (unaudited).
(2) The investment advisor waived a portion of its fees for the six months ended February 28, 2001. In addition, the investment advisor and administrator waived a portion of their fees for each of the years in the two-year period ended August 31, 2000. If such fees were not waived, the per share decreases in net investment income and the actual ratios of expenses to average net assets would have been as follows:

                        Per share decreases in   Expense ratios
                        net investment income  without fee waivers
                        ---------------------- ------------------
              2001/(1)/                  $0.02              1.10%+
              2000                        0.03               1.17
              1999                        0.01               1.09

(3) The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

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                                      22

                        Quarterly Results of Operations
                                  (unaudited)


                                                    Net Realized         Net Increase
                                                   and Unrealized       (Decrease) in
                 Investment     Net Investment     Gain (Loss) on      Net Assets From
                   Income           Income          Investments           Operations
              ---------------- ---------------- -------------------- --------------------
                          Per              Per                 Per                  Per
Quarter Ended   Total    Share   Total    Share    Total      Share     Total      Share

-----------------------------------------------------------------------------------------
November 30,
 1998         $1,919,936 $0.17 $1,605,790 $0.14 $  (355,751) $(0.02) $ 1,250,039  $ 0.12
February 28,
 1999          1,897,767  0.17  1,556,424  0.14  (1,135,437)  (0.10)     420,987    0.04
May 31,
 1999          1,916,457  0.17  1,545,491  0.14  (3,064,199)  (0.28)  (1,518,708)  (0.14)
August 31,
 1999          1,956,606  0.17  1,584,323  0.14  (7,006,948)  (0.62)  (5,422,625)  (0.48)
November 30,
 1999          1,886,025  0.17  1,543,056  0.14  (2,887,971)  (0.26)  (1,344,915)  (0.12)
February 29,
 2000          2,458,949  0.23  2,200,351  0.21  (2,979,232)  (0.28)    (778,881)  (0.07)
May 31,
 2000          1,765,854  0.17  1,542,448  0.15     (68,340)  (0.01)   1,474,108    0.14
August 31,
 2000          1,159,043  0.11    923,855  0.09   6,428,571    0.60    7,352,426    0.69
November 30,
 2000          1,768,829  0.17  1,566,857  0.15    (196,792)  (0.02)   1,370,065    0.13
February 28,
 2001          1,776,236  0.17  1,527,505  0.15   2,284,830    0.22    3,812,335    0.37
-----------------------------------------------------------------------------------------

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                                                       ------------------------
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                                      23

                                Financial Data
                                  (unaudited)

For a share of capital stock outstanding throughout each period:

                               NYSE        Net                      Dividend
   Record        Payable      Closing     Asset      Dividend     Reinvestment
    Date           Date       Price+      Value+       Paid          Price

  ----------------------------------------------------------------------------
   9/22/98        9/25/98     $11.313     $12.52       $0.049           $11.52
  10/27/98       10/30/98      11.688      12.46        0.049            11.66
  11/23/98       11/27/98      11.563      12.45        0.049            11.55
  12/21/98*      12/24/98      11.250      12.28        0.177            11.24
   1/26/99        1/29/99      11.125      12.32        0.049            11.10
   2/23/99        2/26/99      10.875      12.25        0.049            10.93
   3/23/99        3/26/99      10.563      12.15        0.049            10.67
   4/27/99        4/30/99      10.375      12.12        0.049            10.41
   5/25/99        5/28/99      10.188      11.96        0.049            10.40
   6/22/99        6/25/99      10.563      11.61        0.050            10.51
   7/27/99        7/30/99       9.875      11.60        0.050             9.98
   8/24/99        8/27/99       9.875      11.25        0.050            10.00
   9/21/99        9/24/99       9.625      11.22        0.050             9.69
  10/26/99       10/29/99       9.438      10.88        0.050             9.56
  11/22/99       11/26/99       9.563      11.08        0.050             9.26
  12/27/99       12/30/99       9.063      10.91        0.050             9.07
   1/25/00        1/28/00       9.438      10.79        0.050             9.52
   2/22/00        2/25/00       9.438      10.86        0.050             9.49
   3/28/00        3/31/00       9.188      11.15        0.050             9.34
   4/25/00        4/28/00       9.313      11.11        0.050             9.34
   5/23/00        5/26/00       9.125      10.81        0.050             9.26
   6/27/00        6/30/00       9.563      11.17        0.050             9.66
   7/25/00        7/28/00       9.563      11.31        0.050             9.78
   8/22/00        8/25/00       9.875      11.46        0.050             9.96
   9/26/00        9/29/00       9.750      11.36        0.050             9.77
  10/24/00       10/27/00       9.688      11.42        0.050             9.72
  11/20/00       11/24/00       9.750      11.39        0.050             9.82
  12/26/00       12/29/00       9.875      11.70        0.050            10.22
   1/23/01        1/26/01      10.625      11.84        0.050            10.58
   2/20/01        2/23/01      10.630      11.73        0.050            10.68
  ----------------------------------------------------------------------------

+ As of record date.
* Capital gain distribution.

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                                      24

                          Dividend Reinvestment Plan
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital

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                                      25

                          Dividend Reinvestment Plan
                            (unaudited) (continued)

gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                          --------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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                                      26

                              Managed Municipals
                               Portfolio II Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman
Charles F. Barber, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary
Investment Advisor
SSB Citi Fund Management LLC
7 World Trade Center
New York, New York 10048

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian
PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

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                                      27

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

                                   [GRAPHIC]

Back Cover Art


    This report is intended only for shareholders of the Managed Municipals Portfolio II Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                  FD0880 4/01